Exhibit 99.4

Prairie Operating Co. (the “Company”) is providing an update to its previously described development plan in connection with the closing of the NRO Acquisition and the preparation of the combined reserve report as of June 30, 2024 (the “Combined Reserve Report”). This disclosure should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), the Combined Reserve Report and the Company’s other filings with the Securities and Exchange Commission (“SEC”). The information included herein includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to risks and warnings set forth under the titles “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the 2023 Form 10-K and subsequent updates to such information in the Company’s filings with the SEC. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the 2023 Form 10-K or the Company’s Form 8-K, filed on October 4, 2024 (the “Form 8-K”).

Our Development Plan

The Company believes that it is well positioned to execute on the development plan of the Initial Genesis Assets, Genesis Bolt-on Assets, and the Central Weld Assets (“Assets”) after the closing of the NRO Acquisition. The current development plan contemplates drilling up to 8 gross wells in calendar year 2024 and up to 25 gross wells in calendar year 2025. The estimated capital costs of the initial drilling program for 2024-2025 is $156 million to execute the development plan, which we expect to fund using proceeds from the SEPA program and Promissory Notes described in the Form 8-K, cash flows from the producing Central Weld Assets and from new wells drilled as they begin to produce, supplemented as needed with proceeds from the exercise of outstanding warrants, a revolving credit facility or additional equity offerings. As cash flows increase from these early development activities, the development plan contemplates increasing drilling activity in years 3-5, drilling up to 192 gross wells per calendar year, with all proved undeveloped reserves and undeveloped possible reserves converted to developed status in five years. The estimated capital costs for the remainder of the approved development plan are $1,873 million through 2029. Consistent with our commitment to operating with limited leverage, the development plan contemplates drilling wells using primarily cash flows from operations, as well as proceeds from the exercise of outstanding warrants and possible financing through public or private equity markets. As a result, the timing of the development plan may vary based on the success of the early development plan, increases or decreases in commodity prices or operating costs, and other funds that may be raised through the equity markets or otherwise. In addition, funds may be used that are available from a revolving credit facility on a short-term basis from time to time to support the development plan. The development plan has been adopted and approved by management and the Board and is based on an investment decision that includes a future drilling and capital cost schedule with budgeted funds sufficient to convert the 73 proved undeveloped locations and the 420 undrilled possible locations to developed status within five years.

The Company believes it is likely that it will be able to obtain sufficient capital to execute the development plan from these sources outlined above. However, our ability to generate or obtain capital to support our development plan is subject to a variety of risks, including those described in the section entitled “Risk Factors” in the 2023 Form 10-K. If the Company is unable to fully fund our development plan, The Company may be forced to adjust the scope and/or timing of the development plan and development schedule and may not be able to drill a sufficient number of wells to extend the terms of our existing leasehold acreage before the associated leases expire. The foregoing may hinder the ability to further develop the leasehold acreage, acquire additional leasehold acreage, generate sufficient cash flows and execute upon our vision for growth.

There is no guarantee that the development plan will result in the successful production of economic quantities of oil and gas. The Company has limited operating history related to the exploration and production of oil and gas assets or drilling producing oil and gas wells. The development plan is based, in part, on assumptions from management’s prior experience and such experience may not be indicative of the success of the Company’s development plans. The Company has historically incurred significant losses and experienced negative cash flow and have not generated any revenue related to the exploration and production of oil and gas assets to date. A failure to successfully develop and produce the Assets may result in the loss of our investment in the Assets and affect our ability to execute our development plan. Critical to the development plan is an effective approach to ensuring well permits are received in a timely manner.

Our Permitting Process

With respect to our Initial Genesis Assets, on November 27, 2023, The Company announced that the Company had submitted a Weld Oil and Gas Location Assessment (“WOGLA”) application for sites within the Oil & Gas Development Plan (“OGDP”) of the Initial Genesis Assets (“Genesis I”) and had begun the application process for our second OGDP (“Genesis II”). On February 1, 2024, the Burnett and Oasis locations within Genesis I were approved by the Weld County hearings officer for the Genesis I WOGLA permits. Genesis I and Genesis II encompass up to 72 wells and 42 wells, respectively, from two pads each, with each pad developing nine-square miles of subsurface minerals. The two pads in Genesis I are designed to develop up to 18 three-mile lateral wells and 54 two-mile lateral wells, respectively. In Genesis II, the two pads are designed to develop up to 42 three-mile lateral wells. Following the September 15, 2023 submission of Genesis I with the Colorado Energy and Carbon Management Commission (“CECMC”) for the Burnett and Oasis locations, a hearing before the CECMC was held on March 13, 2024, in which the Genesis I OGDP received unanimous approval of the commissioners. The Company received approved wellbore permits related to the Genesis I OGDP on June 16, 2024.

The Genesis Bolt-on Assets also have eight approved permits, and the Company is currently drilling these locations.

With respect to the Central Weld Assets, currently 71 wells on four pads have been fully permitted across seven operated DSUs and there are 18 wells currently submitted to the CECMC awaiting approval.

There is no assurance that we will be able to obtain the requisite permits within the timing as contemplated within our development plan or as described herein, or at all. Our ability to obtain the requisite permits is subject to risks outside the control of management. If we are unable to secure the requisite permits upon the timing consistent with our development plan, the future development of our assets and potential related cash flows may be significantly delayed or fail to occur at all. If we are unable to secure the requisite permits, we may lose a portion or all of our investments in our current and future assets.

The Company’s development plan for 2024 and 2025 currently contemplates drilling proved undeveloped locations, but plans may be revised to strategically hold any expiring leasehold acreage of the Company prior to the expiration of any leaseholds. To the extent the Company is unable to hold some or all of the existing leaseholds prior to the primary term expiration of such leases, the terms of the leases with respect to the Initial Genesis Assets would allow the Company to extend all expiring leases for an aggregate payment of less than $1,000,000. The Company expects to be able to make such payment to the extent any such leases will not be held by production by the expiration date.